UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant     ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

abrdn Asia-Pacific Income Fund, Inc.

abrdn Global Income Fund, Inc.

abrdn Australia Equity Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ABRDN ASIA-PACIFIC INCOME FUND, INC.
ABRDN GLOBAL INCOME FUND, INC.
ABRDN AUSTRALIA EQUITY FUND, INC.
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To be held on May 16, 2024

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc. and abrdn Australia Equity Fund, Inc. (each, a "Fund," and collectively, the "Funds") (each meeting, an "Annual Meeting," and collectively, the "Annual Meetings") will be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on the following dates and at the following times:

abrdn Asia-Pacific Income Fund, Inc. (NYSE MKT: "FAX")  May 16, 2024  11:00 a.m. Eastern Time

abrdn Global Income Fund, Inc. (NYSE MKT: "FCO")  May 16, 2024  11:30 a.m. Eastern Time

abrdn Australia Equity Fund, Inc. (NYSE MKT: "IAF")  May 16, 2024  12:00 p.m. Eastern Time

The purpose of the Annual Meetings is to consider and act upon the following proposals (each a "Proposal") for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

Proposal 1: Election of Common Share Directors
FAX — To elect two Class III Directors, to serve for a three-year term.
FCO — To elect two Class II Directors, to serve for a three-year term.
IAF — To elect two Class III Directors, to serve for a three-year term.

Proposal 2: To consider the continuation of the term of one Director for FAX, one Director for FCO and two Directors for IAF under each Fund's Corporate Governance Policies.

Each Proposal is discussed in greater detail in the enclosed Joint Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of a Fund if you owned shares of such Fund at the close of business on April 1, 2024 (the "Record Date"). Even if you expect to attend an Annual Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to an Annual Meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This Notice and related proxy materials are first being mailed to shareholders on or about April 9, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to Be Held on Thursday, May 16, 2024: This Notice, the Joint Proxy Statement and the form of proxy card(s) are available on the Internet at http://www.abrdn.com/en-us/cefinvestorcenter. On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Boards of Directors,

Megan Kennedy, Vice President and Secretary
abrdn Asia-Pacific Income Fund, Inc.
abrdn Global Income Fund, Inc.
abrdn Australia Equity Fund, Inc.

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETINGS. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETINGS PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 9, 2024
Philadelphia, Pennsylvania

ABRDN ASIA-PACIFIC INCOME FUND, INC. ("FAX")
ABRDN GLOBAL INCOME FUND, INC. ("FCO")
ABRDN AUSTRALIA EQUITY FUND, INC. ("IAF")

(each, a "Fund" and collectively, the "Funds")

1900 Market Street, Suite 200
Philadelphia, PA 19103

JOINT PROXY STATEMENT

For the Annual Meetings of Shareholders
each to be held on May 16, 2024

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each, a "Board," and collectively, the "Boards," with members of each Board being referred to as "Directors") to be voted at the Annual Meeting of Shareholders of each Fund (each, a "Meeting," and collectively, the "Meetings") to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 on Thursday, May 16, 2024 and at any adjournments or postponements thereof. A Notice of the Meetings and a proxy card (the "Proxy Card") accompanying this Joint Proxy Statement will be mailed to shareholders of each Fund. This Joint Proxy Statement is first being mailed on or about April 9, 2024 to shareholders of record as of April 1, 2024.

The purpose of the Annual Meetings is to consider and act upon the following proposals (each a "Proposal") for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

Proposal 1: Election of Common Share Directors
FAX — To elect two Class III Directors, to serve for a three-year term.
FCO — To elect two Class II Directors, to serve for a three-year term.
IAF — To elect two Class III Directors, to serve for a three-year term.

Proposal 2: To consider the continuation of the term of one Director for FAX, one Director for FCO and two Directors for IAF under each Fund's Corporate Governance Policies.

All properly executed proxies received prior to a Meeting will be voted at the Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" each Proposal. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before each Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card, giving written notice to Megan Kennedy, Secretary of the Fund(s), 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by attending a Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the Internet by following the instructions contained on the Proxy Card. Shareholders do not have dissenters' rights of appraisal in connection with any of the matters to be voted on by the shareholders at each Meeting.

The presence at each Meeting, in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at a Meeting, abstentions and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular Proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

With regard to Proposal 1 and Proposal 2 for FAX and FCO, the affirmative vote of a majority of the votes of common stock cast at a meeting at which a quorum is present is necessary for the election of a common share Director, provided that, for the Funds, if the number of nominees for Director, as determined by the Secretary of the Funds, exceeds the number of Directors to be elected, the common share Directors shall be elected by the vote of a plurality of the shares of common stock. Under a plurality vote, the nominees who receive the highest number of votes up to the number of Directors to be elected will be elected even if they receive less than a majority of the votes cast. With regard to Proposal 1 for IAF, the vote of a plurality of all the votes cast at a meeting at which a quorum is present is necessary for the election of a common share Director. With respect to Proposal 2 for IAF, the vote of a majority of the votes cast at a meeting at which a quorum is present is required. For purposes of the election of Directors for FAX and FCO, withheld votes and broker 'non-votes' will not be counted as votes cast and will have no effect on the result of the vote. For purposes of the election of Directors for IAF, withheld votes will not be counted as votes cast and will have no effect on the result of the vote, but broker 'non-votes' will be voted "FOR" Proposal 2.

Each Board has adopted certain corporate governance policies for each Fund (the "Corporate Governance Polices"). The Corporate Governance Policies include (i) a resignation policy which generally provides that (notwithstanding the plurality voting standard for IAF) a director who is not an "interested person" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")), of a Fund, the Funds' investment manager, abrdn Asia Limited (the "Investment Manager" or "aAL"), or, in the case of FAX and FCO, the Funds' investment sub-adviser, abrdn Investments Limited (the "Sub-Adviser" or "aIL") (each an "Independent Director," and collectively, the "Independent Directors"), in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of shareholders shall be deemed to have tendered his or her resignation, subject to a Board's acceptance or rejection of such resignation, and such Board determination will be disclosed publicly to Fund shareholders; and (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (a) engagement of the existing investment manager of the Fund or (b) the Independent Director's election to the Board, the Independent Director will be put forth for consideration by shareholders annually. With respect to clause (ii) above, Independent Directors currently serving on the Boards will be submitted to shareholders for consideration of continuation as a director on an annual basis beginning at the first annual meeting following the end of each such Director's third consecutive three-year term in office after the end of such Independent Director's current term.

If a quorum is not present at the time a Meeting is called to order, the Chair of the Meeting may adjourn the Meeting. For FAX or FCO, if a quorum is present but there are not sufficient votes to approve a Proposal, the Chair of the Meeting or the shareholders entitled to vote at such Meeting present in person, by a majority of the votes validly cast, may adjourn the Meeting to permit further solicitation of proxies on that Proposal. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the Record Date.

We will admit to a Meeting (1) all shareholders of record on April 1, 2024 (the "Record Date"), (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

Each Board has fixed the close of business on April 1, 2024 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, each Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date for each Fund will be entitled to one vote for each share held for their respective Meeting. As of the Record Date, the following number of shares of each Fund were issued and outstanding:

FAX had outstanding 247,695,769 shares of common stock, par value $0.01 per share.

FCO had outstanding 13,410,279 shares of common stock, par value $0.001 per share.

IAF had outstanding 26,617,133 shares of common stock, par value $0.01 per share.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings to Be Held on Thursday, May 16, 2024, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. The Proxy Materials and each Fund's most recent annual report for the fiscal year ended October 31, 2023 are available on the Internet at http://www.abrdn.com/en-us/cefinvestorcenter. Each Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2023, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Funds c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend a Meeting.

Proposal 1: Election of Common Share Directors

Each Fund's bylaws provide that the Fund's Board be elected by holders of the Fund's shares and divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are not Independent Directors are referred to in this Joint Proxy Statement as "Interested Directors."

Each Board, including the Independent Directors, upon the recommendation of the respective Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated the following individuals for election as common share Directors to its Board as follows:

abrdn Asia-Pacific Income Fund, Inc.  Radhika Ajmera and Rahn Porter (Class III Director, 3-year term ending 2027)

abrdn Global Income Fund, Inc.  Stephen Bird and Rahn Porter (Class II Director, 3-year term ending 2027)

abrdn Australia Equity Fund, Inc.  Stephen Bird and Rahn Porter (Class III Director, 3-year term ending 2027)

Each of the nominees has indicated an intention to serve if elected and has consented to be named in this Joint Proxy Statement.

It is the intention of the persons named on the enclosed proxy card(s) to vote "FOR" the election of the persons indicated above to serve as common share Directors. The Boards know of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the affected Fund's Board may recommend.

Each Board unanimously recommends that shareholders vote "FOR" each nominee as Director, as applicable.

Proposal 2: Consideration of Continuation of Term for Director under the Corporate Governance Policies

As stated above, the Boards have adopted Corporate Governance Policies which include a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (a) engagement of the existing investment manager of the Fund or (b) the Independent Director's election to the Board, the Independent Director will be put forth for consideration by shareholders annually. Under the Corporate Governance Policies, Independent Directors currently serving on the Boards will be submitted to shareholders for consideration of continuation as a director on an annual basis beginning at the first annual meeting following the end of each such Board member's three-year term in office after the end of such Independent Director's current term.

Each Board, including the Independent Directors, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, recommends the continuation of the following individuals put forth for consideration under the Funds' Corporate Governance Policies:

abrdn Asia-Pacific Income Fund, Inc.  P. Gerald Malone (Class II Director, 3-year term ending 2026)

abrdn Global Income Fund, Inc.  P. Gerald Malone (Class I Director, 3-year term ending 2026)

abrdn Australia Equity Fund, Inc.  P. Gerald Malone (Class II Director, 3-year term ending 2026)

    Moritz Sell (Class I Director, 3-year term ending 2025)

If a nominee pursuant to Proposal 2 does not receive the requisite votes, the nominee will be deemed to have tendered his resignation for consideration by the relevant Board. The Nominating and Corporate Governance Committee of each Fund shall make a recommendation to the respective Board on whether to accept or reject the resignation, or whether other action shall be taken. The respective Board shall act on the resignation, taking into account the Nominating and Corporate Governance Committee's recommendation, and shall publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the voting results. Each nominee will not participate in the Nominating and Corporate Governance Committee's recommendation or the respective Board's decision with respect to such nominee.

It is the intention of the persons named on the enclosed proxy card(s) to vote "FOR" the election of the persons indicated above to continue to serve as Directors. Each Board knows of no reason why these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the affected Board may recommend.

Each Board unanimously recommends that shareholders vote "FOR" the continuation of the term of each Director, as applicable, under the Corporate Governance Policies. The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, Directors whose terms of office continue beyond the Meetings, and the principal officers of the Funds.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Directors or Nominees for Independent Director:
Radhika Ajmera** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	IAF Class II Director; FAX, FCO Class III Director	FCO Term expires 2025; FAX Term expires 2024; IAF Term expires 2026 FAX, FCO, IAF Director since 2021.

Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc. in 2017, having served as a director since 2014. She has been an independent non-executive director of Aberdeen Asia-Pacific Income Investment Co Ltd since 2015. She is also an independent non-executive director of Aberdeen Funds since 2020 and Aberdeen Global Income Fund Inc, Aberdeen Asia-Pacific Income Fund Inc and Aberdeen Australia Equity Fund Inc since 2021. She has over 20 years' experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms Ajmera is a graduate of the London School of Economics.

				5 Registrants consisting of 23 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
P. Gerald Malone** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	FAX, FCO, IAF Chair of the Board; FAX, IAF Class II Director; FCO Class I Director	FAX, IAF, FCO Terms expire 2026. FAX Director since 2001; FCO Director since 2005; IAF Director since 2008.

Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chair of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.

				8 Registrants consisting of 26 Portfolios	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.
Moritz Sell** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	FAX, IAF, FCO Class I Director	FAX, IAF Term expires 2025; FCO Term expires 2026. IAF Director since 2004. FAX, FCO Director since 2018.

Mr. Sell currently serves as a Principal at Edison Holdings GmbH (commercial real estate and venture capital) (since October 2015). In addition, Mr. Sell serves as a Senior Advisor for Markston International LLC, an independent investment manager (since January 2014).

				3 Registrants consisting of 3 Portfolios	Swiss Helvetia Fund (since June 2017) and High Income Securities Fund (since June 2018).

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Rahn Porter*** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	FAX Class III Nominee; IAF Class III Nominee; FCO Class II Nominee	FAX, FCO and IAF Terms to expire in 2027, if elected. Anticipated FAX, FCO, IAF Director since May 16, 2024.	Mr. Porter is the Principal at RPSS Enterprise (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	2 Registrants consisting of 20 Portfolios	Director of CenturyLink Investment Management Company since 2006; Director of Blackridge Financial, Inc. from 2004 to 2019.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Director:
Stephen Bird†† c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1967	IAF Class III Director, FAX Class I Director, FCO Class II Director	IAF, FCO Terms expire 2024; FAX Term expires 2025 Director since 2021

Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital—where he was director of UK operations from 1996 to 1998—and at British Steel.

				15 Registrants consisting of 33 Portfolios	None.

*  As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple portfolios, The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (which consists of 19 portfolios) and abrdn ETFs (which consists of 3 portfolios).

**  Member of the Nominating and Corporate Governance Committee.

***  Appointed to the Board of each Fund effective May 16, 2024.

†  Member of the Audit Committee.

††  Deemed to be an Interested Director of the Funds because of his affiliation with the Funds' Investment Manager and/or Sub-Adviser, as applicable.

ADDITIONAL INFORMATION ABOUT THE DIRECTORS

Each Board believes that each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on their respective Board. Each Board believes that the Directors' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with aAL and aIL, as applicable, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. Each Board has also considered the contributions that each Director can make to the respective Board on which he or she serves and to the Fund(s).

A Director's ability to perform his or her duties effectively may have been attained through the Director's executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund(s) and other funds/portfolios in the abrdn complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Mr. Bird, Chief Executive Officer of abrdn and prior Chief Executive Officer of other public companies; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Potter, financial services, investment management and merchant banking experience, executive and consulting experience, and board experience with public companies and non-profit organizations; Mr. Porter, business background and executive management and financial expertise as vice president and chief financial officer of public and private entities and director of other funds within the abrdn fund complex; Ms. Ajmera, financial background in fund management; and Mr. Sell, director and executive experience at an investment banking and trading firm and board experience with another closed-end fund outside of the abrdn complex.

Each Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, each Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC") and do not constitute holding out a Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

OFFICERS

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Kenneth Akintewe** c/o abrdn Asia Limited 7 Straits View #23-04 Marina One East Tower Singapore 018936 Year of Birth: 1980	FAX, FCO Vice President	Since 2014	Currently, Head of Asian Sovereign Debt on the Asian Fixed Income Team at abrdn. Mr. Akintewe joined abrdn in 2002.
Joseph Andolina** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	FAX, FCO, IAF Chief Compliance Officer and Vice President—Compliance	Since 2017

Currently, Chief Risk Officer—Americas and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as U.S. Counsel since 2012.

Flavia Cheong abrdn Asia Limited 7 Straits View #23-04 Marina One East Tower Singapore 018936 Year of Birth: 1977	IAF Vice President	Since 2023	Currently, Head of Asia Pacific Equities on the Asian equities team at abrdn.
Eric Chan abrdn Asia Limited 7 Straits View #23-04 Marina One East Tower Singapore 018936 Year of Birth: 1989	IAF Vice President	Since 2023	Currently, an Investment Manager on the Asian Equities team. He joined abrdn in May 2023 from Allianz Global Investors. Previously, he worked for Cambridge Associates.
Katherine Corey** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	FAX, FCO and IAF Vice President	Since 2023	Currently, Senior Legal Counsel, Product Governance US for abrdn Inc. Ms. Corey joined abrdn Inc. as U.S. Counsel in 2013.
Sharon Ferrari** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	FAX, FCO, IAF Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer since 2023. Fund officer since 2009	Currently, Director Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	FAX, FCO, IAF Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Alan Goodson** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	FAX, FCO, IAF Vice President	Since 2009

Currently, Executive Director, Product & Client Solutions—Americas for abrdn Inc, overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Heather Hasson** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	FAX, FCO, IAF Vice President	Since 2022	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn. Ms. Hasson joined abrdn Inc. as a Fund Administrator in 2006
Robert Hepp** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	FAX, FCO, IAF Vice President	Since 2022	Currently, Senior Product Governance Manager, Product Governance US at abrdn. Mr. Hepp joined abrdn in 2016.
Megan Kennedy** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	FAX, FCO, IAF Vice President, Secretary	Since 2008	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. as a Senior Fund Administrator in 2005.
Andrew Kim** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	FAX, FCO, IAF Vice President	Since 2022	Currently, Senior Product Governance Manager, Product Governance US for abrdn Inc. Mr. Kim joined abrdn Inc. in 2013.
Brian Kordeck** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	FAX, FCO, IAF Vice President	Since 2022	Currently, Senior Product Manager for abrdn. Mr. Kordeck joined abrdn Inc. in 2013.
Michael Marsico** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	FAX, FCO, IAF Vice President	Since 2022	Currently, Senior Product Manager for abrdn Inc. Mr. Marsico joined abrdn Inc. in 2014.
Adam McCabe** abrdn Asia Limited 7 Straits View #23-04 Marina One East Tower Singapore 018936 Year of Birth: 1979	FAX, FCO Vice President	Since 2011	Currently, Head of Fixed Income—Asia Pacific at abrdn. Mr. McCabe joined abrdn in 2009 following the acquisition of certain asset management businesses from Credit Suisse.
Christian Pittard** c/o abrdn Investments Limited 280 Bishopsgate London EC2M 4AG Year of Birth: 1973	FAX, FCO, IAF President	Since 2009	Currently, Head of Closed End Funds & Managing Director—Corporate Finance. Mr. Pittard joined abrdn from KPMG in 1999.

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Lucia Sitar** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	FAX, FCO, IAF Vice President	Since 2008

Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. Ms. Sitar joined abrdn Inc. as U.S. Counsel in July 2007.

*  Officers hold their positions with the Fund(s) until a successor has been duly elected and qualifies.

**  Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the abrdn Family of Investment Companies (as defined below) beneficially owned by each Director or nominee as of October 31, 2023.

Name of Director or Nominee	Dollar Range of Equity Securities Owned in Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in the Family of Investment Companies(2)
Independent Directors/Nominees:
P. Gerald Malone	FCO: $1 — $10,000	$50,001 — $100,000
FAX: $1 — $10,000
IAF: $1 — $10,000
William J. Potter*	FCO: $1 — $10,000	$10,001 — $50,000
FAX: $1 — $10,000
IAF: $1 — $10,000
Moritz Sell	FCO: $1 — $10,000	$50,001 — $100,000
FAX: $1 — $10,000
IAF: $1 — $10,000
Radhika Ajmera	FAX: $1 — $10,000	$10,001 — $50,000
FCO: $1 — $10,000
IAF: $1 — $10,000
Rahn Porter**	FAX: None	$50,001 — $100,000
FCO: None
IAF: None
Interested Director:
Stephen Bird	FCO: $1 — $10,000	$50,001 — $100,000
FAX: $1 — $10,000
IAF: $1 — $10,000

*  Retiring from the Board of Directors of each Fund effective May 16, 2024.

**  Appointed to the Board of each Fund effective May 16, 2024.

(1)  This information has been furnished by each Director as of October 31, 2023. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that share abrdn or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of October 31, 2023, each Fund's Directors and officers, in the aggregate, owned less than 1% of that Fund's outstanding equity securities. As of October 31, 2023, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager or Sub-Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Sub-Adviser.

Mr. Pittard and Ms. Ferrari serve as executive officers of the Funds. As of October 31, 2023, Mr. Pittard and Ms. Ferrari did not own shares of the Funds' common stock.

BOARD AND COMMITTEE STRUCTURE

Each Board is currently composed of four Independent Directors and one Interested Director, Stephen Bird. William Potter is retiring from the Board of Directors of each of FAX, FCO and IAF each effective at the conclusion of the Meeting on May 16, 2024. Mr. Rahn Porter has been appointed as a Director of each Fund upon the retirement of Mr. Potter and is being presented to shareholders for election at the Meeting for each Fund. Each Fund's bylaws provide that the Board to be elected by holders of a Fund's common stock shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.

Each Board has appointed Mr. Malone, an Independent Director, as Chair. The Chair presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Board holds regular quarterly meetings each year to consider and address matters involving the respective Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has established a committee structure that includes an Audit Committee, and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist each Board in the oversight and direction of the business affairs of the respective Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the respective Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. Each Nominating and Corporate Governance Committee and each Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Directors. Each Committee member is also "independent" within the meaning of the New York Stock Exchange ("NYSE") MKT listing standards. Each Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, coupled with an Independent Director as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit Committee

Each Audit Committee, established in accordance with Section 3(a)(58)(A) of the 1934 Act, is responsible for the selection and engagement of the Fund's independent registered public accounting firm (subject to ratification by the Fund's Independent Directors), pre-approves and reviews both the audit and non-audit work of the Fund's independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of each Audit Committee are Messrs. P. Gerald Malone, William J. Potter and Moritz Sell and Ms. Radhika Ajmera.

Each Board has adopted an Audit Committee Charter for its Audit Committee, the current copy of which is available on each Fund's respective website at http://abrdnfax.com, http://www.abrdnfco.com and http://www.abrdniaf.com.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

Each Nominating and Corporate Governance Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Investment Manager and Sub-Adviser, as appropriate, and other principal service providers. Each Nominating and Corporate Governance Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to its respective Board at the time of each Board's December meeting. Each Nominating and Corporate Governance Committee also periodically reviews director compensation and will recommend any appropriate changes to the Boards as a group. Each Nominating and Corporate Governance Committee also reviews and may make recommendations to its respective Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of each Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, William J. Potter and Moritz Sell and Ms. Radhika Ajmera.

Each Board has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is on each Fund's respective website at http://abrdnfax.com, http://www.abrdnfco.com and http://www.abrdniaf.com.

Each Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate's ability, judgment and expertise; (vii) overall diversity of the Board's composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. Each Nominating and Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Manager or Sub-Adviser or their affiliates, as appropriate. Each Nominating and Corporate Governance Committee will consider potential director candidates, if any, recommended by its Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors; (ii) are not "interested persons" of the Fund, as that term is defined in the 1940 Act; and (iii) are "independent" as defined in the listing standards of any exchange on which the Fund's shares are listed.

While the Nominating and Corporate Governance Committees have not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate's and a Board's diversity, the Committees generally consider the manner in which each candidate's leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. Each Committee may also consider other factors or attributes as they may determine appropriate in their judgment. Each Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

Each Fund's bylaws contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years' experience in any of investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate or graduate degree in economics, finance, business administration, accounting or engineering, or a professional degree in law, engineering, or medicine, from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand, or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

Each Fund's bylaws also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Shareholders who intend to propose potential director candidates must substantiate compliance with these requirements. Notice of shareholder proposals must be provided to the Fund's Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year's proxy statement. Any shareholder may obtain a copy of the Funds' bylaws by calling the Investor Relations department of abrdn Inc., the Funds' investor relations services provider, toll-free at 1-800-522-5465, or by sending an e-mail to abrdn Inc. at InvestorRelations@abrdn.com.

Board Oversight of Risk Management

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of each Board's general oversight of the respective Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of aAL, who carries out each Fund's investment management and business affairs and oversee other service providers in connection with the services they provide to each Fund, and also by aIL, as applicable, and other service providers in connection with the services they provide to the Funds. Each of the Investment Manager, the Sub-Adviser, the Funds' administrator, as applicable, and the Funds' other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of each Fund, the respective Board, directly and/or through a Committee, interacts with and reviews reports from, among others, aAL and aIL, as applicable, and each Fund's other service providers (including the Funds' transfer agent), the Funds' Chief Compliance Officer, and the Funds' independent registered public accounting firm, legal counsel to the Funds, as appropriate, relating to the operations of the Funds. The Boards also require aAL to report to the Boards on other matters relating to risk management on a regular and as-needed basis. The Boards recognize that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Retirement Policy

Each Board has adopted a retirement policy that seeks to balance the need for fresh perspectives against the benefits that the experience and institutional memory of existing Director may provide and seeks to enhance the overall effectiveness of the Board. Each Board's policy states that no Director candidate shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he or she has reached the age of 75. In addition, each Director shall automatically be deemed to retire from the Board at the next annual shareholders' meeting following the date he or she reaches the age of 75 years, even if his or her tenure of office has not expired on that date. Where no annual shareholders meeting is held, the retiring Director is deemed to retire at the conclusion of the next regular quarterly Board meeting following the date he or she reaches the age of 75.

Board and Committee Meetings in Fiscal Year 2023

During the Funds' fiscal year ended October 31, 2023, the Boards of FAX, FCO and IAF each held five regular meetings. The Audit Committees of FAX, FCO and IAF each held two meetings and the Nominating and Corporate Governance Committees of FAX, FCO and IAF each held one meeting. During the fiscal year ended October 31, 2023, each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and of Committees of the Board on which he or she served.

Communications with the Board of Directors

Shareholders who wish to communicate with Board members with respect to matters relating to the Funds may address their written correspondence to the Boards as a whole or to individual Board members c/o abrdn Inc., the Funds' administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Director(s) c/o abrdn Inc. at investor.relations@abrdn.com.

Director Attendance at Annual Meetings of Shareholders

The Funds have not established a policy with respect to Director attendance at annual meetings of shareholders.

REPORTS OF THE AUDIT COMMITTEES; INFORMATION REGARDING THE FUNDS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Audit Committee has selected, and each Fund's Independent Directors have ratified the selection of, KPMG LLP ("KPMG"), 1601 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of the Funds for the fiscal year ending October 31, 2024. Representatives from KPMG are not expected to be present at the Meetings to make a statement or respond to questions from shareholders. If requested by any shareholder by two (2) business days before the Meetings, a representative from KPMG will be present by telephone at the Meetings to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Each Audit Committee has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board ("PCAOB") regarding KPMG's communications with the Audit Committee concerning independence, and have discussed with KPMG its independence. Each Audit Committee has also reviewed and discussed the audited financial statements with Fund management and KPMG, and discussed matters with KPMG required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing, each Audit Committee recommended to its Board that the Fund's audited financial statements be included in the respective Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2023.

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Funds' two most recent fiscal years ended October 31:

	2023			2022
	FAX	FCO	IAF	FAX	FCO	IAF
Audit Fees(1)	$89,500	$90,500	$64,500	$90,660	$125,780	$62,250
Audit-Related Fees(2)	$0	$0	$0	$0	$0	$0
Tax Fees(3)	$0	$0	$0	$7,720	$0	$0
All Other Fees(4)	$0	$0	$0	$0	$0	$0
Total	$89,500	$90,500	$64,500	$98,380	$125,780	$62,250

(1)  "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)  "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares.

(3)  "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

(4)  "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit-Related Fees" and "Tax Fees."

All of the services described in the table above were pre-approved by the relevant Audit Committees.

Each Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to each Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to each Fund's Investment Manager, and any service provider to a Fund controlling, controlled by or under common control with each Fund's Investment Manager that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The following table shows the amount of fees that KPMG billed during the Funds' last two fiscal years for non-audit services to the Funds, the Investment Manager, and Covered Service Providers:

Fund	Fiscal Year Ended	Total Non- Audit Fees Billed to Fund*	Total Non-Audit Fees billed to the Investment Manager and Covered Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to the Investment Manager and Covered Service Providers (all other engagements)	Total
FAX	October 31, 2023	$0	$0	$1,171,994	$1,171,994
	October 31, 2022	$0	$0	$1,108,929	$1,108,929
FCO	October 31, 2023	$0	$0	$1,171,994	$1,171,994
	October 31, 2022	$0	$0	$1,108,929	$1,108,929

Fund	Fiscal Year Ended	Total Non- Audit Fees Billed to Fund*	Total Non-Audit Fees billed to the Investment Manager and Covered Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to the Investment Manager and Covered Service Providers (all other engagements)	Total
IAF	October 31, 2023	$0	$0	$1,171,994	$1,171,994
	October 31, 2022	$0	$0	$1,108,929	$1,108,929

*  "Total Non-Audit Fees billed to Fund" for both fiscal years represent "Tax Fees" and "All Other Fees" billed to Funds in their respective amounts from the previous table.

Each Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate, and recommend to the Audit Committee members of the Board and ratified by the entire Board, who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act), of the Fund for their ratification, the selection, retention or termination, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Manager or Sub-Adviser, if applicable, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. Each Audit Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Manager that the Fund, Investment Manager or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

Each Audit Committee has considered whether the provision of non-audit services that were rendered to the Investment Manager or Sub-Adviser, if applicable, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the relevant Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Directors by each Fund and by the Fund Complex of which the Funds are a part for the fiscal year ended October 31, 2023. Officers of the Funds and Directors who are interested persons of the Funds do not receive any compensation directly from the Funds or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively.

Name of Director	Aggregate Compensation from Funds for Fiscal Year Ended October 31, 2023			Total Compensation From Funds and Fund Complex Paid To Directors*
	FAX	FCO	IAF
Independent Directors:
Radhika Ajmera	$48,134	$43,333	$45,017	$323,206
P. Gerald Malone	$66,885	$60,333	$62,726	$610,191
Rahn Porter**	$0	$0	$0	$191,229
William J. Potter***	$48,134	$43,333	$45,017	$136,485
Moritz Sell	$56,468	$50,333	$52,309	$159,111

Name of Director	Aggregate Compensation from Funds for Fiscal Year Ended October 31, 2023			Total Compensation From Funds and Fund Complex Paid To Directors*
	FAX	FCO	IAF
Interested Director:
Stephen Bird	$0	$0	$0	$0

*  See the "Directors" table for the number of funds within the Fund Complex that each Director serves.

**  Appointed effective May 16, 2024.

***  Retiring from the Board of Directors of each Fund effective May 16, 2024.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Funds, require the Funds' officers and Directors, certain officers and directors of the Investment Manager and Sub-Adviser, affiliates of the Investment Manager and Sub-Adviser, and persons who beneficially own more than 10% of the Funds' outstanding securities (collectively, the "Reporting Persons") to electronically file reports of ownership of the Funds' securities and changes in such ownership with the SEC and the NYSE American.

Based solely on the Funds' review of such forms filed on EDGAR or written representations from Reporting Persons that all reportable transactions were reported, to the knowledge of the Funds, during the fiscal year ended October 31, 2023, the Funds' Reporting Persons timely filed all reports they were required to file under Section 16(a).

Relationship of Directors or Nominees with the Investment Manager, Sub-Adviser and Administrator abrdn Asia Limited serves as the Investment Manager to the Funds pursuant to management agreements dated as of April 3, 2009 for FAX, as of June 7, 2006 for FCO, and as of March 8, 2004 for IAF. The Investment Manager is a Singapore corporation with its registered office located at 7 Straits View, #23-04 Marina One East Tower, Singapore 018936. abrdn Investments Limited serves as the Sub-Adviser to FAX and FCO pursuant to sub-advisory agreements dated November 1, 2015 and March 1, 2012, respectively. The Sub-Adviser, with its registered office at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG, is a corporation organized under the laws of Scotland and a U.S. registered investment adviser. The Investment Manager and Sub-Adviser are each wholly-owned subsidiaries of abrdn (Holdings) PLC, a Scottish company. The registered offices of abrdn (Holdings) PLC are located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1XL. abrdn (Holdings) PLC is a wholly-owned subsidiary of abrdn plc ("abrdn"), which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL.

In rendering investment advisory services, the Investment Manager and Sub-Adviser may use the resources of investment advisor subsidiaries of abrdn. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the abrdn plc affiliates, including the Funds, as associated persons of the Investment Manager. No remuneration is paid by the Funds with respect to the memorandum of understanding/personnel sharing arrangements.

abrdn Inc., an affiliate of the Investment Manager and Sub-Adviser, serves as the Funds' administrator. abrdn Inc. is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc. also provides investor relations services to the Funds under an investor relations services agreement. Messrs. Andolina and Goodson and Mmes. Kennedy and Sitar, who serve as officers of the Funds, are also directors and/or officers of abrdn Inc.

EACH FUND'S BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE FOR DIRECTOR FOR THE RELEVANT FUND.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Joint Proxy Statement will be borne proportionately by each Fund. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of that Fund. In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Funds, the Investment Manager, the Sub-Adviser (in the case of FAX and FCO) or the Funds' administrator.

EQ Fund Solutions, LLC ("EQ") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $2,500 for each Fund and be reimbursed for its reasonable expenses, which are estimated to be $825-$1,350 for each Fund.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement with its enclosures on or about April 9, 2024. As mentioned above, EQ has been engaged to assist in the solicitation of proxies. As the date of the Meetings approach, certain shareholders of a Fund may receive a call from a representative of EQ, if the Fund has not yet received their vote. Authorization to permit EQ to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of the Funds believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of April 1, 2024, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of a class of shares of FAX, IAF and FCO because they possessed or shared voting or investment power with respect to FAX, IAF or FCO's shares:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
FAX	Common	First Trust Portfolios L.P.* First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	29,102,146	11.75%
IAF	Common	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	1,808,980	6.9%
IAF	Common	First Trust Portfolios L.P.** First Trust Advisors L.P.** The Charger Corporation** 120 East Liberty Drive Wheaton, IL 60187	1,693,567	6.43%

*  These entities jointly filed a Schedule 13G for the share amount and percentage shown.

**  These entities jointly filed a Schedule 13G for the share amount and percentage shown.

Shareholder Proposals. Any Rule 14a-8 shareholder proposal to be considered for inclusion in a Fund's proxy statement and form of proxy for the annual meetings of shareholders to be held in 2025 should be received by the Secretary of the relevant Fund no later than December 10, 2024. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in a Fund's proxy materials is referred to Rule 14a-8 under the 1934 Act.

Any proposal by a shareholder intended to be presented at the applicable Fund's 2025 annual meeting of shareholders but not intended to be included in the proxy materials for that meeting must be received by the Secretary of the Fund at the principal office of the Fund, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, not earlier than the 150th day nor later than 5:00 p.m. Eastern Time on the 120th day prior to May 16, 2025; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Joint Proxy Statement

Unless the Funds have received contrary instructions from shareholders, only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Funds at 1-800-522-5465. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Funds at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meetings, other than the Proposals set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Directors,

Megan Kennedy, Vice President and Secretary
abrdn Asia-Pacific Income Fund, Inc.
abrdn Global Income Fund, Inc.
abrdn Australia Equity Fund, Inc.

ABRDN ASIA-PACIFIC INCOME FUND, INC. PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 16, 2024

Please detach at perforation before mailing.

PROXY	ABRDN ASIA-PACIFIC INCOME FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2024

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of abrdn Asia-Pacific Income Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Katherine Corey, Andrew Kim and Robert Hepp, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of abrdn Asia-Pacific Income Fund, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, May 16, 2024, at 11:00 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for Directors.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

FAX_33187_041123_Pref

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

abrdn Asia-Pacific Income Fund, Inc.

Shareholders Meeting to be held on May 16, 2024, at 11:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://abrdnfax.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 9, 2024 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X
Proposals	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTORS IN THE PROPOSALS.

1.	To elect two Class III Directors of the Fund, for a three-year term until the 2027 Annual Meeting of Shareholders.

	FOR	AGAINST	ABSTAIN
01. Radhika Ajmera	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02. Rahn Porter	☐	☐	☐

2.	To consider the continuation of the term of one Director under the Fund’s Corporate Governance Policies.

	FOR	AGAINST	ABSTAIN
01. P. Gerald Malone (Class II Director, 3-year term ending 2026)	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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ABRDN GLOBAL INCOME FUND, INC. PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 16, 2024

Please detach at perforation before mailing.

PROXY	ABRDN GLOBAL INCOME FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2024

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of abrdn Global Income Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Katherine Corey, Andrew Kim and Robert Hepp, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of abrdn Global Income Fund, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, May 16, 2024, at 11:30 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for Directors.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

FCO_33187_041123

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

abrdn Global Income Fund, Inc.

Shareholders Meeting to be held on May 16, 2024, at 11:30 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.abrdnfco.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 9, 2024 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X
Proposals	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSALS.

1.	To elect two Class II Directors of the Fund, for a three-year term until the 2027 Annual Meeting of Shareholders.

	FOR	AGAINST	ABSTAIN
01. Rahn Porter	☐	☐	☐

02. Stephen Bird	☐	☐	☐

2.	To consider the continuation of the term of one Director under the Fund’s Corporate Governance Policies.

	FOR	AGAINST	ABSTAIN
01. P. Gerald Malone (Class I Director, 3-year term ending 2026)	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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ABRDN AUSTRALIA EQUITY FUND, INC. PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 16, 2024

Please detach at perforation before mailing.

PROXY	ABRDN AUSTRALIA EQUITY FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2024

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of abrdn Australia Equity Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Katherine Corey, Andrew Kim and Robert Hepp, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of abrdn Australia Equity Fund, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, May 16, 2024, at 12:00 p.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for Directors.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

IAF_33187_041423

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

abrdn Australia Equity Fund, Inc.

Shareholders Meeting to be held on May 16, 2024, at 12:00 p.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.abrdniaf.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 9, 2024 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X
Proposals	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTORS IN THE PROPOSALS.

1.	To elect two Class III Directors of the Fund, for a three-year term until the 2027 Annual Meeting of Shareholders.

	FOR	WITHHOLD
01. Rahn Porter	☐	☐

02. Stephen Bird	☐	☐

2.	To consider the continuation of the terms of two Directors under the Fund’s Corporate Governance Policies.

	FOR	Against	Abstain
01. P. Gerald Malone (Class II Director, 3-year term ending 2026)	☐	☐	☐
02. Moritz Sell (Class I Director, 3-year term ending 2025)	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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